SUNAMERICA STYLE SELECT SERIES, INC.
                           Asset Allocation Strategies

               Supplement to the Prospectus dated November 8, 2002


          Effective immediately, income dividends for the Focused Fixed Income Strategy Portfolio will be declared daily and paid quarterly.



Dated: March 6, 2003